EXHIBIT 32.1

POGO PRODUCING COMPANY AND SUBSIDIARIES

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pogo Producing Company (the “Company”) on Form 10-Q for the period ended March 31, 2006 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Paul G. Van Wagenen, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Paul G. Van Wagenen
Paul G. Van Wagenen
Chairman, President and Chief Executive Officer
April 28, 2006